UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                October 22, 2004



                             Eureka Financial Corp.
                             ----------------------
             (Exact name of Registrant as specified in its Charter)



United States                        000-50234                  75-3098403
----------------------------   ------------------------       -------------
(State or other jurisdiction   (Commission File Number)       (IRS Employer
of incorporation)                                         Identification Number)


3455 Forbes Avenue at McKee Place, Pittsburgh, Pennsylvania        15213
-----------------------------------------------------------        -----
(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code:  (412) 681-8400
                                                     --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)

|_|  Written communications pursuant to Rule 425 under the Securities Act
|_|  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act
|_| Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act

                             EUREKA FINANCIAL CORP.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------



Item 2.02  Results of Operations and Financial Condition

         On October 22, 2004, the Registrant issued a press release to report earnings for the quarter ended September 30, 2004. A copy of the press release is furnished with this Form 8-K as an exhibit.


Item 9.01  Financial Statements, Pro Forma Financial Information and Exhibits

            (c) Exhibits:

                  99.1     Press Release dated October 22, 2004

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                Eureka Financial Corp.


Date:    October 22, 2004                       By: /s/Gary B. Pepper
                                                    ----------------------------
                                                    Gary B. Pepper
                                                    Executive Vice President
                                                    and Chief Financial Officer
                                                    (Duly Authorized Officer)